UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2007

Major Leagur Poker, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52529	20-8623320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton
Costa Mesa, CA 92626

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (949) 429-4007

WMPH 2,  INC.
600 Anton
Costa Mesa, CA 92626

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation.

On June 14, 2007, the Company Amended its Articles of Incorporation as indicited in Exhibit 5.03.  The new name of the company shall be Major League Poker.

Item 5.06 Change in Shell Company Status.

Prior to its name change and begining operations, the Company was a “shell company” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. As described below in 8.01, which is incorporated by reference into this Item 5.06, the Company ceased being a shell company upon operating as Major League Poker on June 14, 2007.

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 25, 2007	Major League Poker, Inc.
By: /s/ J. Wade Mezey
Title: President